                                                             Exhibit 10.37


                        THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT, dated as of June 30, 1993 (but effective as of May 5, 1993), by and among (i) the ST. PAUL FEDERAL BANK FOR SAVINGS EMPLOYEE STOCK OWNERSHIP TRUST (hereinafter called the "Borrower"), created by the Trust Agreement entered into on March 26, 1987 between St. Paul Federal Bank for Savings, a federal savings bank, and Patrick J. Agnew, Joseph C. Scully, Michael R. Notaro, Faustin A. Pipal and Alan J. Fredian, as trustees, (ii) ST. PAUL BANCORP, INC., a Delaware corporation (hereinafter called the "Holding Company"), and (iii) NATIONAR, a trust company organized under the laws of the State of New York (hereinafter called the "Lender"),

                              W I T N E S S E T H:

                        WHEREAS, the Borrower, the Holding Company and the Lender are parties to a Term Loan Agreement, dated as of November 21, 1991 (the "Agreement"), pursuant to which the Lender agreed to lend to the Borrower the aggregate principal sum of up to Five Million Dollars ($5,000,000), which principal sum was subject to increase, in certain circumstances as described in the Agreement, up to an aggregate principal sum of Six Million Dollars ($6,000,000), for the purpose of providing the funds necessary for the Borrower to purchase shares of Holding Company Stock (as defined in the Agreement), from time to time, in open market purchases; and

                        WHEREAS, the Borrower, the Holding Company and the Lender desire to amend the terms and provisions of the Agreement in certain respects as hereinafter set forth;

                        NOW, THEREFORE, in consideration of the premises and of the transactions contemplated by the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                        1. Amendment to Term Loan Agreement. The Agreement is hereby amended in the following respects:

                        (a)    Definitions.

                               A new definition of "Annual Period" is hereby
added to Article I of the Agreement to read in full as follows:

                                "Annual Period" means the period commencing on May 5, 1993 and expiring on June 30, 1994 and, if the Loan Commitment period is extended by the Lender in its discretion as hereinafter provided, each successive one-year period thereafter commencing July 1 and expiring June 30."

                                The definition of the term "Available
Commitment" in Article I of the Agreement is hereby amended to read in full as follows:

                                "Available Commitment" means the difference between $15,000,000 and the aggregate outstanding principal amount of the Term Loan as of the date such difference is to be calculated."

                                The definition of the term "Balloon Payment" in
Article I of the Agreement is hereby amended to read in full as follows:

                                "Balloon Payment" means the amount of the principal payment which would be required to amortize the Term Loan advanced during each Annual Period in full on the fourteenth anniversary of the termination of such Annual Period, in excess of one forty-eighth (1/48) of the aggregate principal amount of the Term Loan advanced during such Annual Period and outstanding on the second anniversary of the termination of such Annual Period (including any interest added to such principal amount pursuant to subparagraph (b) of Section 2.4)."

                                The definition of the term "Loan Commitment
Period" in Article I of the Agreement is hereby amended to read in full as follows:

                                "Loan Commitment Period" means the period commencing on May 5, 1993 and expiring on June 30, 1994 during which the Lender is obligated to make loans to the Borrower pursuant to
                                Section 2.1 hereof in the amount referred to therein, which period is subject to extension for successive one-year periods in the discretion of the Lender on the basis of the Lender's credit review of the Borrower, the Bank and the Holding Company. If the Lender elects to extend the duration of the Loan Commitment Period as aforesaid it will so notify the Borrower and the Holding Company of such election not later than May 30th of each year during the Loan Commitment Period."

                                A new definition of "Federal Funds Rate" is
hereby added to Article I of the Agreement to read in full as follows:

                                "Federal Funds Rate" means the average of the high and low "federal funds" rates as published in the New York edition of The Wall Street Journal from time to time reflecting the rates charged on overnight loans of reserves of $1,000,000 or more among commercial banks. In the event of any change in the Federal Funds Rate, the rate of interest on the Term Loan shall be changed accordingly as of the date of change in the Federal Funds Rate, without notice to the Borrower."

                        The definition of the term "Term Note" in Article I of the Agreement is hereby amended to read in full as follows:

                                "Term Note" means the Amended and Restated Term Note, dated as of June 30, 1993 (but effective as of May 5, 1993), in the principal amount of Eighteen Million Dollars ($18,000,000), made by the Borrower in favor of the Lender."

                        (b) Amendment to Section 2.1. Section 2.1 of the Agreement is hereby amended to read in full as follows:

                                "SECTION 2.1. Term Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to make one or more loans to the Borrower up to the aggregate principal amount of Fifteen Million Dollars ($15,000,000), subject to adjustment in such principal amount to an aggregate principal amount of Eighteen Million Dollars ($18,000,000) as provided in
                                Section 2.4 (the "Term Loan"). The Lender shall make the principal amount of the Term Loan available to the Borrower during the Loan Commitment Period."

                        (c) Amendment to Section 2.2. Section 2.2 of the Agreement is hereby amended to read in full as follows:

                                "SECTION 2.2  Term Note.

                                (a) The Term Loan shall be evidenced by an Amended and Restated Term Note (the "Term Note") which shall be payable to the order of the Lender and represent the obligation of the Borrower to pay the amount of the Term Loan with interest thereon as prescribed in Section
                                2.4. The Term Note shall: (i) be dated as of June 30, 1993 (but effective as of May 5,
                                1993), (ii) bear interest at a rate per annum determined as set forth in Section 2.4, payable in arrears on each Payment Date as set forth in
                                Section 2.4 and upon payment in full of the unpaid principal amount thereof and (iii) be payable with respect to the principal amount thereof advanced during each Annual Period and all interest thereon commencing after the second anniversary of the termination of such Annual Period as hereinafter provided in subparagraphs (b) and (c) below. Promptly following the end of each Annual Period the Lender shall deliver to the Borrower and the Holding Company a schedule which reflects the principal amount of the Term Loan advanced during such Annual Period.

                                (b) Commencing with the first Payment Date next succeeding the second anniversary of the termination of each Annual Period, principal and interest with respect to the Term Loan advanced during such Annual Period shall be payable on each Payment Date in forty eight
                                (48) equal payment installments (consisting of principal and interest), each of which shall be in an amount which would be sufficient to amortize the aggregate principal amount of the Term Loan advanced during such Annual Period and outstanding on the second anniversary of the date of the termination of such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of Section 2.4) fully on the fourteenth anniversary of the termination of such Annual Period, assuming, solely for purposes of calculating the size of the payment installments required pursuant to this subparagraph (b) of Section 2.2, that interest was payable with respect to the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of
                                Section 2.4) as provided in the first sentence of subparagraph (a) of Section 2.4 but using 7.5% as the assumed interest rate payable with respect to the Term Loan. Such payment installments will, upon receipt by the Lender, be applied first to the payment of accrued interest and second to the payment of principal with respect to the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of Section 2.4) in accordance with the amortization schedule described in the immediately preceding sentence; provided, however, that (i) during any period in which the actual interest rate payable with respect to the Term Loan pursuant to subparagraph (a) of Section 2.4 is less than 7.5% at any time after the second anniversary of the termination of such Annual Period, the Lender shall apply any amount of a payment installment received, in excess of (y) the regularly scheduled principal payment and (z) interest on the outstanding principal amount of the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of Section 2.4) computed in accordance with subparagraph (a) of Section 2.4, as a prepayment of the principal amount of the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of Section 2.4) and (ii) during any period in which the actual interest rate payable with respect to the Term Loan pursuant to paragraph (a) of Section 2.4) is greater than 7.5% at any time after the second anniversary of the termination of such Annual Period, the Lender shall apply any payment installment received first to interest on the outstanding principal amount of the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of
                                Section 2.4) computed in accordance with subparagraph (a) of Section 2.4 and the balance of such installment, if any, after the payment of interest as aforesaid, shall be applied to reduce the outstanding principal amount of the Term Loan advanced during such Annual Period (including any interest added to the principal amount of the Term Note pursuant to subparagraph (b) of Section 2.4).

                                (c)      Notwithstanding anything in
                                subparagraph (b) above to the contrary, from and after the date that the aggregate amount of the Balloon Payment equals or exceeds Three Million Dollars ($3,000,000), the amount of the remaining payment installments with respect to the Term Loan for each Annual Period referred to in subparagraph (b) above will be subject to adjustment with the result that (x) the remaining outstanding principal amount of the Term Loan will be fully amortized over the remainder of the maturity of the Term Loan without the requirement of any Balloon Payment on the fourteenth anniversary of the termination of each Annual Period and (y) interest shall be payable currently on the principal balance of the Term Loan from time to time outstanding as provided in subparagraph
                                (a) of Section 2.4."

                        (d) Amendment to Section 2.4. Section 2.4 of the Agreement is hereby amended to read in full as follows:

                                "SECTION 2.4.  Interest

                                (a)      At the option of the Borrower, the
                                Term Note shall bear interest from the date thereof until payment in full of the unpaid principal amount thereof at a rate per annum equal (i) to the Bank Prime or (ii) the Federal Funds Rate plus two hundred and fifty basis points (2.50%), in either case subject to adjustment as hereinafter provided in subsection (b) of this Section 2.4. The Borrower shall select the rate of interest which shall initially be applicable to the Term Note by giving written notice of its election with respect thereto to the Lender on or before the termination of each Annual Period. Thereafter, on each anniversary of the termination of the Annual Period the Borrower shall be permitted to make a new election with respect to the rate of interest applicable to the Term Note by giving the Lender notice of its election with respect thereto not less than thirty (30) days prior to each such anniversary date. Each such subsequent election, if any, shall be effective from and after the anniversary of the termination of the Annual Period to which it relates and in the absence of such an election the rate of interest with respect to the

                                Term Note shall be determined pursuant to the most recent effective interest rate election. Interest shall be payable quarterly in arrears on each Payment Date to occur after the date hereof, commencing September 30, 1993, with a final payment of interest being due and payable on the fourteenth anniversary of the termination of the last Annual Period hereunder. Any change in the interest rate on the Term Note resulting from a change in the Bank Prime or Federal Funds Rate shall become effective as of the date of change in the Bank Prime or Federal Funds Rate without prior notice to the Borrower.

                                (b)      Notwithstanding anything in
                                subparagraph (a) above to the contrary, during the period prior to the second anniversary of the termination of each Annual Period and except as otherwise set forth below, the Borrower will make current payments of interest on the unpaid principal amount of the Term Loan advanced during such Annual Period at the rate determined as provided in the first sentence of subparagraph (a) above but using 7.5% as the assumed interest rate payable with respect to the Term Note. During such period, the excess (the "Excess"), if any, of the interest with respect to the Term Loan as provided in the first sentence of subparagraph (a) above (without regard to the provisions of the immediately preceding sentence) and the interest with respect to the Term Loan which is currently payable as provided in the immediately preceding sentence shall be added to the outstanding principal amount of the Term Loan advanced during such Annual Period as of each Payment Date; provided, however, that in no event shall such Excess exceed Three Million Dollars ($3,000,000) with respect to all such Annual Periods in the aggregate. From and after the date that the Excess equals or exceeds Three Million Dollars ($3,000,000), interest shall be payable with respect to the Term Loan without regard to the provisions of this subparagraph (b). During the period prior to the second anniversary of the termination of each Annual Period, the surplus, if any, of the interest with respect to the Term Loan advanced during such Annual Period which is currently payable as provided in the first sentence of this subparagraph (b) and the interest with respect to the Term Loan advanced during such Annual Period as provided in the first sentence of subparagraph (a) above (without regard to the provisions of the first sentence of this subparagraph (b)) shall be applied as a prepayment of the principal amount of the Term Loan advanced during such Annual Period. Each of the Lender, the Borrower and the Holding Company acknowledges and agrees that the provisions of this subparagraph (b) relate solely to the determination of the amount which is currently payable with respect to the Term Loan during the periods set forth herein and do not modify or alter in any respect the provisions of subparagraph (a) above which shall at all times govern the rate of interest payable with respect to the Term Loan.

                                (c)      Interest shall be calculated on the
                                basis of the actual number of days elapsed over a three hundred sixty-five (365) day year."

                        (e) Amendment to Section 2.5. Section 2.5 of the Agreement is hereby amended to read in full as follows:

                                "SECTION 2.5 Prepayment. Subject to the conditions and restrictions contained herein and except as otherwise provided in Sections
                                2.2 and 2.4, the Borrower may prepay the Term Note at any time after the date hereof, in whole or in part, on at least three Business Days' prior written notice to the Lender, specifying the date and the amount of prepayment, and upon the payment of accrued but unpaid interest on the amount prepaid to the date of such prepayment. Partial prepayments on the Term Note shall be in an aggregate principal amount of at least Ten Thousand Dollars ($10,000) and shall be applied on account of the installments of principal of the Term Note in the order of their stated maturities. During the period prior to May 5, 1995, any prepayment, in whole or in part, of the Term Note shall be accompanied by a prepayment premium equal to two percent (2%) of the outstanding principal amount of the Term Loan, as adjusted from time to time. Prepayments on the Term Note shall not in any way alter or suspend any obligation of the Borrower under this Agreement except to the extent that such prepayments result in a credit against payments on the Term Note, as provided above, and the Borrower shall continue to perform and be responsible for the performance of all of the terms and provisions of this Agreement."

                        2.      Conditions Precedent.

                        (a) The obligation of the Lender to consummate the transactions contemplated by this First Amendment to Term Loan Agreement shall be subject to the satisfaction of the following conditions precedent:

                                 (i)     Documents.  The Lender shall have
received executed counterparts of the documents annexed hereto as Exhibit A through G.

                                (ii)     Interest.  All accrued but unpaid
interest with respect to the Term Loan as of the date of the Term Note shall have been paid to the Lender.

                        (b) The obligation of the Borrower to consummate the transactions contemplated by this First Amendment to Term Loan Agreement shall be subject to the Borrower's receipt of the executed original promissory note made by the Borrower in favor of the Lender at the time of and in connection with the Agreement.

                        3. Ratification of Agreement. Each of the Borrower, the Holding Company and the Lender hereby ratifies and confirms all of the terms and provisions of the Agreement as amended hereby.

                        4. Applicable Law. This First Amendment to Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the choice of law provisions thereof, except to the extent that the laws of the State of New York are superseded by mandatory provisions of applicable federal law.

                        5. Counterparts. This First Amendment to Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts shall taken together constitute but one and the same instrument.

                        6. Headings. Section headings in this First Amendment to Agreement are included herein for convenience of reference only and shall not constitute a part of the Agreement for any other purpose.

                        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ST. PAUL FEDERAL BANK FOR SAVINGS
                                        EMPLOYEE STOCK OWNERSHIP TRUST



                                        By:_________________________________
                                           Patrick J. Agnew, Trustee



                                        By:_________________________________
                                           Alan J. Fredian, Trustee



                                        By:_________________________________
                                           Michael R. Notaro, Trustee



                                        By:_________________________________
                                           Faustin A. Pipal, Trustee



                                        By:_________________________________
                                           Joseph C. Scully, Trustee



                                        ST. PAUL BANCORP, INC.



                                        By: ________________________________
                                            Name:
                                            Title:


                                        NATIONAR



                                        By: ________________________________
                                            Name:
                                            Title:



                                        By: ________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A



                              AMENDED AND RESTATED
                                    TERM NOTE


Up to $18,000,000.00                                  New York, New York
                                                      As of June 30, 1993
                                                      (but effective as of
                                                      May 5, 1993)


                        FOR VALUE RECEIVED, ST. PAUL FEDERAL BANK FOR SAVINGS EMPLOYEE STOCK OWNERSHIP TRUST (the "Borrower"), hereby promises to pay to the order of NATIONAR, a trust company organized under the laws of the State of New York (the "Lender"), the principal sum of Eighteen Million Dollars ($18,000,000.00) or, if less, the aggregate outstanding principal amount of all loans (the "Loans") which are made by the Lender to the Borrower and which are intended to be evidenced by this Note pursuant to and in accordance with the provisions of the Term Loan Agreement, dated as of November 21, 1991, as amended by a First Amendment to Term Loan Agreement, dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Loan Agreement"), by and among the Borrower, the Lender and St. Paul Bancorp, Inc., a Delaware corporation (the "Guarantor"), by written endorsement with respect thereto by any officer of the Lender upon Schedule A annexed hereto, in quarterly installments, commencing September 30, 1996, pursuant to Section 2.2 of the Loan Agreement. The Borrower also promises to pay interest on the unpaid principal amount hereof, pursuant to Sections 2.2 and 2.4 of the Loan Agreement, from time to time outstanding (computed on the basis of the actual number of days elapsed in a year of 365 days), from the date of the initial advance pursuant to the Loan Agreement until payment in full of the principal amount hereof, quarterly in arrears on the last Business Day of each March, June, September and December during the term hereof, commencing September 30, 1993, at a fluctuating rate of interest equal to the rate of interest computed pursuant to Sections 2.2 and 2.4 of the Loan Agreement. The Loan Agreement sets forth further terms and conditions upon which the entire unpaid principal amount hereof and all interest hereon may become due and payable prior to the stated maturity hereof, and generally as to further rights of the Lender and duties of the Borrower and the Guarantor, and is incorporated herein by reference.

                        This Note is the Term Note referred to in, and is entitled to the benefits of, the Loan Agreement. This Note may not be voluntarily prepaid except as provided in Sections 2.2, 2.4 and 2.5 of the Loan Agreement and is subject to acceleration and mandatory prepayment as provided in Section 7.2 of the Loan Agreement. If the Borrower should fail to make any payment of the principal amount hereof or any interest thereon, as and when the same shall be due and payable, the amount so due shall bear interest from the due date thereof to the date of actual payment at the rate of interest set forth in Section 2.8 of the Loan Agreement, but in no event shall interest be payable hereunder at a rate higher than the highest rate permitted by applicable law. The obligation of the Borrower to the Lender hereunder is secured pursuant to the terms of a Pledge and Security Agreement, dated as of November 22, 1991, as amended by a First Amendment to Pledge and Security Agreement, dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Pledge Agreement"), made by the Borrower in favor of the Lender. In addition, the obligation of the Borrower to the Lender hereunder is guaranteed pursuant to the terms of a Guaranty, dated as of November 22, 1991, as amended by a First Amendment to Guaranty, dated as of the date hereof (but effective as of May 5, 1993), made by the Guarantor in favor of the Lender (as so amended, the "Guaranty") and such Guaranty is secured pursuant to the terms of a Pledge and Security Agreement, dated as of November 22, 1991, as amended by a First Amendment to Pledge and Security Agreement, dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Guarantor Security Agreement"), made by the Guarantor in favor of the Lender. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), the Lender shall have all of the rights set forth in the Pledge Agreement, the Guaranty and the Guarantor Security Agreement.

                        The remedies of the holder hereof against the Borrower hereunder upon the occurrence of an Event of Default specified in the Loan Agreement are limited to the extent and in the manner set forth in Sections 2.7 and 7.6 of the Loan Agreement; reference is made thereto for a full statement of the provisions thereof.

                        Both the principal amount hereof, together with all interest thereon, shall be payable in Immediately Available Funds in lawful money of the United States of America to the Lender at its office located at 1000 Woodbury Road, Woodbury, New York 11797 (or such other location as shall be specified by Lender). As used herein, the term Immediately Available Funds shall mean funds which are available for immediate use by the Lender not later than the due date of such payment.

                        Presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note are hereby waived by the Borrower. The Borrower agrees to pay all reasonable out-of-pocket expenses (including, but not limited to, reasonable attorneys' fees) incurred by the holder hereof in connection with the enforcement of this Note.

                        As further described in Section 9.14 of the Loan Agreement, the loan evidenced hereby is intended to be an "exempt loan" for purposes of the "prohibited transaction" provisions of the Employee Retirement Income Security Act of 1974, as amended and Section 4975 of the Internal Revenue Code of 1986, as amended, and all terms in the Loan Agreement or other Loan Documents shall be construed in a manner consistent with such intent.

                        All capitalized terms used herein and not otherwise defined are used with the meanings given to such terms in the Loan Agreement.

                        This Note and the rights and obligations of the Lender and the Borrower hereunder shall be governed by, interpreted and construed in accordance with the laws of the State of New York.

                        This Note is the Term Note dated November 22, 1991 made by the Borrower in favor of the Lender which has been amended and restated in its entirety as of the day and year first above written.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first above written.

                                        ST. PAUL FEDERAL BANK FOR
                                        SAVINGS EMPLOYEE STOCK
                                        OWNERSHIP TRUST



                                        By:  __________________________
                                             Patrick J. Agnew, Trustee



                                        By:  __________________________
                                             Alan J. Fredian, Trustee



                                        By:  __________________________
                                             Michael R. Notaro, Trustee



                                        By:  __________________________
                                             Faustin A. Pipal, Trustee



                                        By:  __________________________
                                             Joseph C. Scully, Trustee

                                   Schedule A



                         Schedule of Loans and Payments



         Amount       Amount of           Unpaid                   Name and
           of         Principal          Principal            Signature of Person
Date      Loan          Paid              Balance               Making Notation
- ----     ------       ---------          ---------            -------------------

                                                                       EXHIBIT B


                               FIRST AMENDMENT TO
                         PLEDGE AND SECURITY AGREEMENT

                        THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of June 30, 1993 (but effective as of May 5, 1993), by and between (i) ST. PAUL FEDERAL BANK FOR SAVINGS EMPLOYEE STOCK OWNERSHIP TRUST (the "Pledgor"), a trust created by the Trust Agreement entered into on March 26, 1987, between St. Paul Federal Bank For Savings, a federal savings bank (the "Bank"), and Patrick J. Agnew, Joseph C. Scully, Michael R. Notaro, Faustin A. Pipal and Alan J. Fredian, as trustees, and (ii) NATIONAR, a trust company organized under the laws of the State of New York (the "Secured Party");


                              W I T N E S S E T H:


                        WHEREAS, the Pledgor, the Secured Party and St. Paul Bancorp, Inc., a Delaware corporation which is the bank holding company of the Bank (the "Holding Company"), are parties to a Term Loan Agreement, dated as of November 21, 1991, as amended by a First Amendment to Term Loan Agreement (the "First Amendment"), dated as of the date hereof (but effective as of May 5,
1993) (as so amended, the "Agreement"), pursuant to which the Secured Party has agreed to make one or more loans to the Pledgor in the aggregate amount of up to Eighteen Million Dollars (the "Loans") for the purpose of enabling the Pledgor to purchase, from time to time, in open market purchases, shares of the common stock, par value $.01 per share, of the Holding Company (the "Pledged Shares");

                        WHEREAS, in connection with the transactions contemplated by the Agreement, the Pledgor and the Secured Party have entered into a Pledge and Security Agreement, dated as of November 22, 1991 (the "Pledge Agreement"); and

                        WHEREAS, in connection with the transactions contemplated by the First Amendment, the Pledgor and the Secured Party desire to amend the terms and provisions of the Pledge Agreement in certain respects as hereinafter set forth;

                        NOW, THEREFORE, in consideration of the Loans and the transactions contemplated by the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                        1. Amendment to the Pledge Agreement. The Pledge Agreement is hereby amended in the following respects:

                                a.       Definitions.

                                A new definition of "Term Note" is hereby added
at the end of Section 1 of the Pledge Agreement to read in full as follows:

                                "Term Note" means the Amended and Restated Term Note, dated as of the date hereof (but effective as of May 5, 1993), in the principal amount of Eighteen Million Dollars ($18,000,000), made by the Pledgor in favor of the Secured Party."

                                All references in the Pledge Agreement to the
Agreement shall be deemed to refer to the Agreement as amended by the First Amendment.

                                All references in the Pledge Agreement to Loans
shall be deemed to refer to the loans made by the Secured Party to the Pledgor pursuant to the Term Note.

                                b.       Amendment to Section 2.  Section 2 of
the Pledge Agreement is hereby amended to read in full as follows:

                                "2.  Secured Obligations.  This Pledge
                                Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment in full when due, whether by acceleration or otherwise, of (i) the principal of and interest on the Term Note and (ii) all other obligations and liabilities of the Pledgor to the Secured Party pursuant to the provisions of, or arising on account or as a result of the breach of, the Agreement and this Pledge Agreement, in each case as amended by a First Amendment thereto, dated as of the date hereof. All such obligations are hereinafter collectively referred to as the "Secured Obligations."

                                (c)      Amendment to Section 14.  The second
sentence of Section 14 of the Pledge Agreement is hereby amended to read in full as follows:

                                "As of December 31 of each year, the Secured
                                Party agrees to release its security interest in a number of whole Pledged Shares equal to the number of Pledged Shares held immediately prior to such release, multiplied by a fraction the numerator of which shall be the aggregate amount of principal and interest paid under the Term Note (as defined in the Agreement) during such year and the denominator of which shall be the sum of the numerator plus all principal and interest to be paid under the Term Note for all future years through the fourteenth anniversary of the termination of the Loan Commitment Period (as defined in the Agreement), assuming for this purpose only that the Loan Commitment Period was terminated as of the end of the Annual Period (as defined in the Agreement) during which such release occurs."


                        3. Ratification of Agreement. Each of the Pledgor and the Secured Party hereby ratifies and confirms all of the terms and provisions of the Pledge Agreement as amended hereby.

                        4. Applicable Law. This First Amendment to Pledge Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the choice of law provisions thereof, except to the extent that the laws of the State of New York are superseded by mandatory provisions of applicable federal law.

                        5. Counterparts. This First Amendment to Pledge Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts shall taken together constitute but one and the same instrument.

                        6. Headings. Section headings in this First Amendment to Pledge Agreement are included herein for convenience of reference only and shall not constitute a part of the Pledge Agreement for any other purpose.

                        IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this First Amendment to Pledge Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ST. PAUL FEDERAL BANK FOR SAVINGS
                                         EMPLOYEE STOCK OWNERSHIP TRUST



                                        By:_______________________________
                                           Patrick J. Agnew, Trustee



                                        By:_______________________________
                                           Alan J. Fredian, Trustee



                                        By:_______________________________
                                           Michael R. Notaro, Trustee



                                        By:_______________________________
                                           Faustin A. Pipal, Trustee



                                        By:_______________________________
                                           Joseph C. Scully, Trustee


                                        NATIONAR



                                        By:  _____________________________
                                             Name:
                                             Title:



                                        By:  _____________________________
                                             Name:
                                             Title:

                                   SCHEDULE I


                        Attached to and forming a part of that certain First Amendment to Pledge and Security Agreement, dated as of June 30, 1993 (but effective as of May 5, 1993) by and between St. Paul Federal Bank For Savings Employee Stock Ownership Trust, as pledgor, and Nationar, as secured party.


Class                                  Stock                              Number
  of                                   Certificate                          of
Stock                                  Number                             Shares
- -----                                  -----------                        ------





Date:

                                                                       EXHIBIT C



                               FIRST AMENDMENT TO
                                    GUARANTY

                        THIS FIRST AMENDMENT TO GUARANTY, dated as of June 30, 1993 (but effective as of May 5, 1993), is made by ST. PAUL BANCORP, INC., a Delaware corporation (the "Guarantor"), in favor of NATIONAR, a trust company organized under the laws of the State of New York (the "Lender");


                             W I T N E S S E T H:


                        WHEREAS, the St. Paul Federal Bank For Savings Employee Stock Ownership Trust (the "Trust"), the Guarantor and the Lender are parties to a Term Loan Agreement, dated as of November 21, 1991, as amended by a First Amendment to Term Loan Agreement (the "First Amendment"), dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Agreement"), pursuant to which the Lender has agreed to lend the aggregate sum of up to Eighteen Million Dollars ($18,000,000) (collectively, the "Loan") to the Trust for the purpose of enabling the Trust to purchase shares of common stock, par value $.01 per share, of the Guarantor from time to time in open market purchases;

                        WHEREAS, in connection with the transactions contemplated by the Agreement, the Guarantor executed and delivered a Guaranty, dated as of November 22, 1991 (the "Guaranty"), in favor of the Lender; and

                        WHEREAS, in connection with the transactions contemplated by the First Amendment, the Guarantor desires to amend the terms and provisions of the Guaranty in certain respects as hereinafter set forth;

                        NOW, THEREFORE, in consideration of the Loan and the transactions contemplated by the Agreement and in order to provide the Lender with assurance of the repayment of the Loan, the Guarantor hereby agrees for the benefit of the Lender as follows:

                        1. Amendment to Section 2. Section 2 of the Guaranty is hereby amended to read in full as follows:

                                "2.      Definitions.  All capitalized terms
                                used herein and not otherwise defined have the meanings given to such terms in the Agreement."

                                A new definition of "Term Note" is hereby added
at the end of Section 2 to read in full as follows:

                                "Term Note" means the Amended and Restated Term Note, dated as of the date hereof (but effective as of May 5, 1993), in the principal amount of Eighteen Million Dollars ($18,000,000), made by the Trust in favor of the Lender."

                                All references in the Guaranty to the Agreement
shall be deemed to refer to the Agreement as amended by the First Amendment.

                                All references in the Guaranty to a Loan shall
be deemed to refer to a loan made by the Lender to the Trust pursuant to the Term Note.

                                All references in the Guaranty to the Guarantor
Security Agreement shall be deemed to refer to the Guarantor Security Agreement (as defined in Section 4 of the Guaranty) as amended by the First Amendment to Guarantor Security Agreement, dated as of the date hereof (but effective as of May 5, 1993), by and among the Guarantor and the Lender.

                        2. Ratification of Guaranty. The Guarantor hereby ratifies and confirms all of the terms and provisions of the Guaranty as amended hereby.

                        3. Applicable Law. This First Amendment to Guaranty, the obligations of the Guarantor and the rights of the Lender and all subsequent holders of the Term Note hereunder shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the choice of law provisions thereof.

                        4. Headings. Section headings in this First Amendment to Guaranty are included herein for convenience of reference only and shall not constitute a part of the Guaranty for any other purpose.

                        IN WITNESS WHEREOF, this First Amendment to Guaranty has been executed and delivered on behalf of the Guarantor by an officer thereunto duly authorized as of the day and year first above written.

                             ST. PAUL BANCORP, INC.



                             By: _________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT D



                               FIRST AMENDMENT TO
                         PLEDGE AND SECURITY AGREEMENT

                        THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of June 30, 1993 (but effective as of May 5, 1993), by and between (i) ST. PAUL BANCORP, INC., a Delaware corporation (the "Pledgor"), and (ii) NATIONAR, a trust company organized under the laws of the State of New York (the "Secured Party");


                              W I T N E S S E T H:


                        WHEREAS, the Pledgor, the Secured Party and St. Paul Federal Bank For Savings Employee Stock Ownership Trust (the "Trust") are parties to a Term Loan Agreement, dated as of November 21, 1991, as amended by a First Amendment to Term Loan Agreement (the "First Amendment"), dated as of the date hereof (but effective as of May 5, 1993), (as so amended, the "Agreement"), pursuant to which the Secured Party has agreed to make one or more loans to the Trust in the aggregate principal amount of up to Eighteen Million Dollars ($18,000,000.00) (the "Loans") for the purpose of enabling the Trust to purchase from time to time, in open market purchases, shares (the "Pledged Shares") of the common stock, par value $.01 per share, of the Pledgor;

                        WHEREAS, in connection with the transactions contemplated by the Agreement, the Pledgor and the Secured Party have entered into a Pledge and Security Agreement, dated as of November 22, 1991 (the "Pledge Agreement"); and

                        WHEREAS, in connection with the transactions contemplated by the First Amendment, the Pledgor and the Secured Party desire to amend the terms and provisions of the Pledge Agreement in certain respects as hereinafter set forth;

                        NOW, THEREFORE, in consideration of the Loans and the transactions contemplated by the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees for the benefit of the Secured Party as follows:

                        1. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended in the following respects:

                                a.       A new clause (c) is hereby added at
the end of Section 1 of the Pledge Agreement to read in full as follows:

                                "(c) Definitions. Unless otherwise defined herein, all capitalized terms used herein are used with the meanings given to such terms in the Agreement."

                                A new definition of the term "Term Note" is
hereby added at the end of clause (c) of Section 1 to read in full as follows:

                                "Term Note" means the Amended and Restated Term Note, dated as of the date hereof (but effective as of May 5, 1993), in the principal amount of Eighteen Million Dollars ($18,000,000), made by the Trust in favor of the Secured Party."

                                All references in the Pledge Agreement to the
Agreement shall be deemed to refer to the Agreement as amended by the First Amendment.

                                All references in the Pledge Agreement to Loans
shall be deemed to refer to loans made by the Secured Party pursuant to the Term Note.

                                All references in the Pledge Agreement to the
Guaranty shall be deemed to refer to the Guaranty, as amended by the First Amendment to Guaranty, dated as of the date hereof (but effective as of May 5, 1993), made by the Pledgor in favor of the Secured Party.

                                b.       Amendment to Section 2.  Section 2 of
the Pledge Agreement is hereby amended to read in full as follows:

                                "2.  Secured Obligations.  This Pledge
                                Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment in full when due, whether by acceleration or otherwise, of (i) the principal of and interest on the Term Note, (ii) all other obligations and liabilities of the Trust to the Secured Party pursuant to the provisions of, or arising on account or as a result of the breach of, the Agreement and (iii) all obligations and liabilities of the Pledgor to the Secured Party pursuant to the provisions of, or arising on account of or as a result of the breach of, the Agreement, this Pledge Agreement and the Guaranty, dated as of November 22, 1991, as amended by a First Amendment to Guaranty, dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Guaranty"), made by the Pledgor in favor of the Secured Party pursuant to the provisions of the Agreement. All such obligations are hereinafter collectively referred to as the "Secured Obligations."

                                c.       Amendment to Section 3.  Clause (b) of
Section 3 of the Pledge Agreement is hereby amended to read in full as follows:

                                "(b) Except as provided in clauses (d), (e) and (f) of this Section 3, at all times prior to indefeasible payment in full of all Secured Obligations, the Pledgor agrees to maintain with the Secured Party Pledged Collateral with an aggregate fair market value equal to not less than the minimum percentages of the outstanding principal amount of the Loans (including the amount of all interest which is added to the outstanding principal amount of the Loans pursuant to the terms of the Agreement) set forth below:

                                        (i)     As long as the aggregate fair
                                market value of the Pledged Shares is greater than ninety five percent (95%) of the outstanding principal amount of the Loans, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than fifteen percent (15%) of the outstanding principal amount of the Loans;

                                        (ii)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to or less than ninety five percent (95%) of the outstanding principal amount of the Loans but greater than ninety percent (90%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than twenty percent (20%) of the outstanding principal amount of the Loans;

                                       (iii)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to
                                or less than ninety percent (90%) of the outstanding principal amount of the Loans but greater than eighty five percent (85%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than twenty-five percent (25%) of the outstanding principal amount of the Loans;

                                        (iv)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to or less than eighty five percent (85%) of the outstanding principal amount of the Loans but greater than eighty percent (80%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than thirty percent (30%) of the outstanding principal amount of the Loans;

                                        (v)     In the event that the aggregate
                                fair market value of the Pledged Shares is equal to or less than eighty percent (80%) of the outstanding principal amount of the Loans but greater than seventy five percent (75%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than thirty-five percent (35%) of the outstanding principal amount of the Loans;

                                        (iv)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to or less than seventy five percent (75%) of the outstanding principal amount of the Loans but greater than seventy percent (70%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than forty percent (40%) of the outstanding principal amount of the Loans;

                                       (vii)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to
                                or less than seventy percent (70%) of the outstanding principal amount of the Loans but greater than sixty five percent (65%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than forty five percent (45%) of the outstanding principal amount of the Loans;

                                      (viii)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to or less than sixty five percent (65%) of the outstanding principal amount of the Loans but greater than sixty percent (60%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than fifty percent (50%) of the outstanding principal amount of the Loans;

                                        (ix)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to or less than sixty percent (60%) of the outstanding principal amount of the Loans but greater than fifty five percent (55%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than fifty five percent (55%) of the outstanding principal amount of the Loans;

                                        (x)     In the event that the aggregate
                                fair market value of the Pledged Shares is equal to or less than fifty five percent (55%) of the outstanding principal amount of the Loans but greater than fifty percent (50%) of the outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than sixty percent (60%) of the outstanding principal amount of the Loans; and

                                        (xi)     In the event that the
                                aggregate fair market value of the Pledged
                                Shares is equal to
                                or less than fifty percent (50%) of the
                                outstanding principal amount of the Loans for a period of five consecutive business days, the aggregate fair market value of the Pledged Collateral held by the Secured Party hereunder shall be not less than the amount required so that the total fair market value of the Pledged Shares and the Pledged Collateral held by the Secured Party hereunder shall be not less than one hundred and fifteen percent (115%) of the outstanding principal amount of the Loans.

                                The fair market value of the Pledged Shares and the Pledged Collateral described above in each instance is referred to as the "Minimum Collateral Requirement." As used herein, the term "fair market value" shall mean (a) with respect to bonds or obligations described in subclauses (i), (ii) or (iii) of Section 2(b) hereof, the aggregate outstanding principal balance of the respective bond or obligation as of the applicable Valuation Date multiplied by the average bid price for such bond or obligation, as of the close of business on the Business Day next preceding such valuation date, as quoted in writing to the Secured Party, with a copy to the Pledgor, by three nationally recognized securities dealers selected by the Secured Party and reasonably satisfactory to the Pledgor, which make a market in such bond or obligation as of the applicable valuation date, (b) with respect to any certificate of deposit or other obligation described in subclause (iv) of Section 2(b) hereof, the face amount represented by such certificate and (c) with respect to the Pledged Shares, the average of the closing price per share on the National Association of Securities Dealers Automated Quotation System -- National Market System or the principal securities exchange on which the Pledged Shares are traded, in either case for the five consecutive trading days immediately preceding the date of determination. If at any time prior to indefeasible payment in full of all Secured Obligations the aggregate fair market value of the Pledged Collateral and the Pledged Shares held by the Secured Party is less than the Minimum Collateral Requirement, the Pledgor shall within five Business Days

                                (as defined in the Agreement) after written request by the Secured Party (accompanied by a computation of such fair market value for each individual item of Pledged Collateral and for the Pledged Shares) deliver and pledge to the Secured Party hereunder and grant to the Secured Party a first priority security interest hereunder in and to items of additional Acceptable Collateral with a fair market which is sufficient, when added to the fair market value of the Pledged Collateral and Pledged Shares then held by the Secured Party, to satisfy the Minimum Collateral Requirement. If at any time any item of Pledged Collateral held by the Secured Party hereunder shall no longer constitute Acceptable Collateral, the Pledgor shall within five Business Days after written request by the Secured Party (accompanied by a computation of fair market value for each individual item of Pledged Collateral and for the Pledged Shares) deliver and pledge to the Secured Party hereunder and grant to the Secured Party a first priority security interest hereunder in and to items of substitute Acceptable Collateral with a fair market value which is sufficient, when added to the fair market value of the Pledged Collateral and Pledged Shares then held by the Secured Party which constitutes Acceptable Collateral, to satisfy the Minimum Collateral Requirement."

                                Clause (e) of Section 3 of the Pledge Agreement
is hereby amended to read in full as follows:

                                "(e)  Notwithstanding clause (b) of this
                                Section 3, in the event that for a continuous period of six months the aggregate fair market value of the Pledged Shares is greater than or equal to one hundred and twenty percent (120%) of the outstanding principal amount of the Loans measured at any time after April 29, 1993 (which period may be measured prospectively or retrospectively from such date), the Pledgor shall be permitted during the continuance of such event to maintain with the Secured Party Pledged Collateral with an aggregate fair market value equal to not less than ten percent (10%) of the outstanding principal amount of the Loans. Provided that the provisions of this clause (e) are satisfied for the time periods set forth herein, the Secured Party will release designated individual items of Pledged Collateral to the Pledgor within five Business Days of the Pledgor's written request therefor (accompanied by a computation which demonstrates satisfaction of the provisions set forth in this clause (e)), subject to the Secured Party's right to require the delivery of additional items of Pledged Collateral in the future in accordance with the terms of this Agreement."

                                Clause (f) of Section 3 of the Pledge Agreement
is hereby amended to read in full as follows:

                                "(f)  Notwithstanding clause (b) of this
                                Section 3, in the event that for a continuous period of six months the aggregate fair market value of the Pledged Shares is greater than or equal to one hundred and twenty-five percent (125%) of the outstanding principal amount of the Loans measured at any time after April 29, 1993 (which period may be measured prospectively or retrospectively from such date), the Pledgor shall be permitted during the continuance of such event to maintain with the Secured Party Pledged Collateral with an aggregate fair market value equal to not less than five percent (5%) of the outstanding principal amount of the Loans. Provided that the provisions of this clause (f) are satisfied for the time periods set forth herein, the Secured Party will release designated individual items of Pledged Collateral to the Pledgor within five Business Days of the Pledgor's written request therefor (accompanied by a computation which demonstrates satisfaction of the provisions set forth in this clause (f)), subject to the Secured Party's right to require the delivery of additional items of Pledged Collateral in the future in accordance with the terms of this Agreement."

                        2. Ratification of Agreement. Each of the Pledgor and the Secured Party hereby ratifies and confirms all of the terms and provisions of the Pledge Agreement as amended hereby.

                        3. Applicable Law. This First Amendment to Pledge Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the choice of law provisions thereof.

                        4. Counterparts. This First Amendment to Pledge Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts shall taken together constitute but one and the same instrument.

                        5. Headings. Section headings in this First Amendment to Pledge Agreement are included herein for convenience of reference only and shall not constitute a part of the Pledge Agreement for any other purpose.

                        IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this First Amendment to Pledge Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             ST. PAUL BANCORP, INC.



                             By: ___________________________
                                 Name:
                                 Title:


                             NATIONAR


                             By: ___________________________
                                 Name:
                                 Title:


                             By: ___________________________
                                 Name:
                                 Title:

                                   SCHEDULE I


                        Attached to and forming a part of that certain First Amendment to Pledge and Security Agreement, dated as of June 30, 1993 (but effective as of May 5, 1993), by and between St. Paul Bancorp, Inc., as pledgor, and Nationar, as secured party.

                       Description of Pledged Collateral





Date:  ____________, 1993

                                                                       EXHIBIT E


                               FIRST AMENDMENT TO
                         REGISTRATION RIGHTS AGREEMENT


                        THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT, dated as of June 30, 1993 (but effective as of May 5, 1993), by and between ST. PAUL BANCORP, INC., a Delaware corporation (the "Issuer"), and NATIONAR, a trust company organized under the laws of the State of New York (the "Holder"),


                              W I T N E S S E T H:


                        WHEREAS, the Issuer, the Holder and St. Paul Federal Bank For Savings Employee Stock Ownership Trust (the "Borrower") are parties to a Term Loan Agreement, dated as of November 21, 1991, as amended by a First Amendment to Term Loan Agreement (the "First Amendment), dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Agreement"), pursuant to which the Holder has agreed to make loans to the Borrower in the aggregate amount of up to Eighteen Million Dollars ($18,000,000.00) (collectively, the "Loan") for the purpose of enabling the Borrower to purchase shares (the "Shares") of common stock, par value $.01 per share, of the Issuer, from time to time, in open market purchases;

                        WHEREAS, in connection with the transactions contemplated by the Agreement the Borrower has entered into a Pledge and Security Agreement, dated as of November 22, 1991, as amended by a First Amendment to Pledge Agreement, dated as of the date hereof (but effective as of May 5, 1993) (as so amended, the "Pledge Agreement"), in favor of the Holder pursuant to which the Borrower has pledged and delivered the Shares purchased with the proceeds of the Loan to the Holder and granted the Holder a perfected first priority security interest in and to the Shares to secure the obligations of the Borrower to the Holder pursuant to the Agreement;

                        WHEREAS, in connection with the transactions contemplated by the Agreement, the Issuer and the Holder have entered into a Registration Rights Agreement, dated as of November 22, 1991 (the "Registration Rights Agreement"); and

                        WHEREAS, in connection with the transactions contemplated by the First Amendment, the Issuer and the Holder desire to amend the terms and provisions of the Registration

Rights Agreement in certain respects as hereinafter set forth;

                         NOW, THEREFORE, in consideration of the Loan and the
transactions contemplated by the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                         1.     Amendment to Registration Rights Agreement.
The Registration Rights Agreement is hereby amended in the following respects:

                                All references to the Pledge Agreement in the
Registration Rights Agreement shall be deemed to refer to the Pledge Agreement as amended by the First Amendment to Pledge Agreement, dated as of the date hereof (but effective as of May 5, 1993), by and between the Borrower and the Holder.

                                All references to the Agreement in the
Registration Rights Agreement shall be deemed to refer to the Agreement as amended by the First Amendment.

                                All references to the Loan in the Registration
Rights Agreement shall be deemed to refer to loans made by the Holder to the Borrower pursuant to the Amended and Restated Term Note, dated as of the date hereof (but effective as of May 5, 1993), referred to in the First Amendment.

                         2.    Ratification of the Registration Rights
Agreement. Each of the Issuer and the Holder hereby ratifies and confirms all of the terms and provisions of the Registration Rights Agreement as amended hereby.

                         3.   Applicable Law.  This First Amendment to
Registration Rights Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the choice of law provisions thereof.

                         4.   Counterparts.  This First Amendment to
Registration Rights Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts shall taken together constitute but one and the same instrument.

                         5.     Headings.  Section headings in this First
Amendment to Registration Rights Agreement are included herein for convenience of reference only and shall not constitute a part of the Registration Rights Agreement for any other purpose.

                        IN WITNESS WHEREOF, the Issuer and the Holder have caused this First Amendment to Registration Rights Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             ST. PAUL BANCORP, INC.



                             By: ___________________________
                                 Name:
                                 Title:


                             NATIONAR



                             By: ___________________________
                                 Name:
                                 Title:


                             By: ___________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT F




                      [Letterhead of Clifford M. Sladnick]




                                             June __, 1993


Nationar
330 Madison Avenue
New York, New York  10017

Attention:     Mr. George Scott, Jr.
               Senior Vice President and
               Chief Administrative Officer

Dear Sirs:

               I have acted as counsel to Patrick J. Agnew, Joseph C. Scully, Michael R. Notaro, Faustin A. Pipal and Alan J. Fredian (collectively, the "Trustees") in their capacities as trustees of the St. Paul Federal Bank For Savings Employee Stock Ownership Trust (the "Borrower"), a trust organized under the Trust Agreement, dated March 26, 1987, between St. Paul Federal Bank For Savings, a federal savings bank (the "Bank"), and the Trustees, in connection with the execution and delivery of (i) a First Amendment to Term Loan Agreement, dated as of the date hereof (but effective as of May 5, 1993) (the "First Amendment to Term Loan Agreement"), by and between the Borrower, St. Paul Bancorp, Inc., a Delaware corporation which is the bank holding company of the Bank (the "Holding Company"), and you, (ii) an Amended and Restated Term Note, dated as of the date hereof (but effective as of May 5, 1993), made by the Borrower in favor of you (the "Amended and Restated Term Note") and (iii) a First Amendment to Pledge and Security Agreement, dated as of the date hereof (but effective as of May 5, 1993), by and between the Borrower and you (the "First Amendment to Pledge Agreement") and the consummation of the transactions contemplated thereby. This opinion is being delivered to you pursuant to Section 2(a) of the First Amendment to Term Loan Agreement. All capitalized terms used herein and not otherwise defined herein are used with the meanings given to such terms in the Term Loan Agreement, dated as of November 21, 1991, by and among the Borrower, St. Paul Bancorp, Inc., a Delaware corporation (the "Holding Company"), and you, as amended by the First Amendment to Term Loan Agreement.

               For purposes of rendering this opinion, I have examined the First Amendment to Term Loan Agreement, the Amended and Restated Term Note, the First Amendment to Pledge Agreement and such other documents and laws as I have deemed necessary or appropriate. In rendering the opinion set forth below, I have assumed the genuineness of all signatures on documents (other than the signatures of the Trustees), the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies and the valid authorization, execution and delivery of the First Amendment to Term Loan Agreement and the First Amendment to Pledge Agreement by you; I have no reason to believe that any such assumption is not reasonable.

               Based upon the foregoing, I advise you that in my opinion:

               1. The Trustees have all requisite legal capacity, power and authority to execute and deliver the First Amendment to Term Loan Agreement, the Amended and Restated Term Note and the First Amendment to Pledge Agreement (collectively, the "Amended Documents") on behalf of the Borrower and to perform its obligations thereunder in accordance with the terms thereof.

               2. The Borrower is a trust duly organized and validly existing under the laws of the State of Illinois.

               3. The execution and delivery by the Trustees of the Amended Documents on behalf of the Borrower and the consummation by the Trustees of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Trustees and no other proceedings on the part of the Trustees are necessary or required under any law (other than ERISA and the Code) to which the Trustees are subject, or any regulation promulgated under any such law, for such execution, delivery and consummation.

               4. Neither the execution, delivery or performance by the Trustees of the Amended Documents on behalf of the Borrower, the consummation by the Trustees of the transactions contemplated thereby, nor compliance by the Trustees with the terms and conditions thereof will (i) violate any material provision of any law or regulation, any order of any court or other agency of government applicable to the Trustees, (ii) violate any provision of the ESOP Plan or the ESOP Trust Agreement, (iii) violate any material provision of any other indenture, agreement or other instrument to which the Trustees or the Borrower is a party or by which the Trustees or the Borrower or any of the properties or assets of the Trustees or the Borrower are bound, (iv) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under the ESOP Plan or the ESOP Trust Agreement, (v) materially conflict with, result in a material breach of, or constitute (with notice, lapse of time or both) a material default under any other indenture, agreement or other instrument to which the Trustees or the Borrower is a party or by which the Trustees or the Borrower or any of the properties or assets of the Trustees or the Borrower are bound or (vi) result in the creation or imposition of any material lien, charge or encumbrance of any nature whatsoever upon any of the properties and assets of the Trustees or the Borrower in favor of any Person other than you.

               5. All authorizations, consents or approvals from any federal, state or local governmental, regulatory or administrative agency or body and all filings with any such governmental, regulatory or administrative agency or body required in connection with the execution and delivery by the Trustees of the Amended Documents on behalf of the Borrower or the consummation by the Trustees of the transactions contemplated thereby in accordance with the terms thereof have been obtained or made, as the case may be.

               6. Each of the Amended Documents has been duly and validly authorized, executed and delivered by the Trustees on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Trustees, enforceable against the Trustees in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws now or hereafter enacted affecting the enforceability of creditors' rights generally.

               7. Upon delivery of the Pledged Collateral by the Trustees to you pursuant to the First Amendment to Pledge Agreement, you will have a valid, enforceable and fully perfected lien on and security interest in the Pledged Collateral prior to all other claims, liens or security interests therein.

               8. The transactions contemplated by the Amended Documents are exempt from the provisions of Regulation G promulgated by the Board of Governors of the Federal Reserve System, except for Section Section 207.3(a) and 207.3(o) thereof.

               9. There is no action, suit, inquiry, investigation or proceeding pending or, to the best of my knowledge, threatened against or affecting the Trustees, the Borrower or any of their respective properties or assets.

                                                 Very truly yours,



                                                 _________________________
                                                 Clifford M. Sladnick

                                                                       EXHIBIT G





                      [Letterhead of Clifford M. Sladnick]





                                             June __, 1993



Nationar
330 Madison Avenue
New York, New York  10017
Attention:       Mr. George Scott, Jr.
                 Senior Vice President and
                 Chief Administrative Officer

Dear Sirs:

               I have acted as counsel to St. Paul Bancorp, Inc., a Delaware corporation (the "Holding Company"), in connection with the execution and delivery by the Holding Company of (i) a First Amendment to Term Loan Agreement, dated as of the date hereof (but effective as of May 5, 1993) (the "First Amendment to Term Loan Agreement"), by and between the St. Paul Federal Bank For Savings Employee Stock Ownership Trust (the "Borrower"), the Holding Company and you, (ii) a First Amendment to Guaranty, dated as of the date hereof (but effective as of May 5, 1993), made by the Holding Company in favor of you (the "First Amendment to Guaranty"), (iii) a First Amendment to Pledge and Security Agreement, dated as of the date hereof (but effective as of May 5, 1993), by and between the Holding Company and you (the "First Amendment to Guarantor Security Agreement") and (iv) a First Amendment to Registration Rights Agreement, dated as of the date hereof (but effective as of May 5, 1993), by and between the Holding Company and you (the "First Amendment to Registration Rights Agreement") and the consummation of the transactions contemplated thereby. This opinion is being delivered to you pursuant to
Section 2(a) of the First Amendment to Term Loan Agreement. All capitalized terms used herein and not otherwise defined herein are used with the meanings given to such terms in the Term Loan Agreement, dated as of November 21, 1991, by and among the Borrower, the Holding Company and you, as amended by the First Amendment to Term Loan Agreement.

               For purposes of rendering this opinion, I have examined the First Amendment to Term Loan Agreement, the First Amendment to Guaranty, the First Amendment to Guarantor Security Agreement, the First Amendment to Registration Rights Agreement, the Certificate of Incorporation and Bylaws of the Holding Company, the corporate records and proceedings of the Holding Company, certificates of the Holding Company and public officials and such other documents and such laws as I have deemed necessary or appropriate. In rendering the opinion set forth below, I have assumed the genuineness of all signatures on documents (other than signatures on behalf of the Holding Company), the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies and the valid authorization, execution and delivery of the First Amendment to Term Loan Agreement, the First Amendment to Guarantor Security Agreement and the First Amendment to Registration Rights Agreement by you; I have no reason to believe that any such assumption is not reasonable.

               Based upon the foregoing, I advise you that in my opinion:

               1. The Holding Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver the First Amendment to Term Loan Agreement, the First Amendment to Guaranty, the First Amendment to Guarantor Security Agreement and the First Amendment to Registration Rights Agreement (collectively, the "Amended Documents") and to perform its obligations thereunder.

               2. The execution and delivery by the Holding Company of the Amended Documents and the consummation by the Holding Company of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Holding Company. No other proceedings on the part of the Holding Company are necessary or required under any law to which the Holding Company is subject, or any rule or regulation promulgated under any such law, for such execution, delivery and consummation.

               3. Neither the execution, delivery or performance by the Holding Company of the Amended Documents, the consummation by the Holding Company of the transactions contemplated thereby, nor compliance by the Holding Company with the terms and conditions thereof will (i) violate any material provision of any law or regulation, any order of any court or other agency of government applicable to the Holding Company or the Certificate of Incorporation or Bylaws of the Holding Company, (ii) violate any material provision of any indenture, agreement or other instrument to which the Holding Company is a party or by which the Holding Company or any of its properties or assets are bound, (iii) materially conflict with, result in a material breach of or constitute (with notice, lapse of time or both) a material default under any such indenture, agreement or other instrument or (iv) result in the creation or imposition of any material lien, charge or encumbrance of any nature whatsoever upon any of the properties and assets of the Holding Company in favor of any Person other than you.

               4. Except for the filings required upon the delivery of a registration notice pursuant to the provisions of the Registration Rights Agreement and pursuant to Section 4 of the Registration Rights Agreement, all authorizations, consents or approvals from any federal, state or local governmental, regulatory or administrative agency or body and all filings with any such agency or body required in connection with the execution and delivery by the Holding Company of the Amended Documents or the consummation by the Holding Company of the transactions contemplated thereby in accordance with the terms thereof have been obtained or made, as the case may be.

               5. Each of the Amended Documents has been duly and validly authorized, executed and delivered by the Holding Company and constitutes the legal, valid and binding obligation of the Holding Company, enforceable against the Holding Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws now or hereafter enacted affecting the enforceability of creditors' rights generally.

               6. There is no action, suit, inquiry, investigation or proceeding pending or, to the best of my knowledge, threatened against or affecting the Holding Company or any of its properties or assets wherein an unfavorable decision, ruling or finding could (i) impair in any material respect the right or ability of the Holding Company or any Subsidiary to carry on its business substantially as now conducted, (ii) result in any material adverse change in the business, prospects, properties, rights, assets or operations or in the condition (financial or otherwise) of the Holding Company or any Subsidiary or (iii) adversely affect the validity or enforceability of the Amended Documents or any of the other Loan Documents or the transactions contemplated thereby.

               7. The execution and delivery of the Amended Documents by the parties thereto and the performance by the parties thereto of the transactions contemplated thereby are exempt from being "prohibited transactions" under the Code and ERISA.

               8. Neither the Borrower nor the Bank is in breach of any of its respective obligations under, or in violation of any provision of ERISA or the Code with respect to, the ESOP Trust Agreement or the ESOP Plan.

               9. The Shares purchased with the proceeds of the Term Loan will be "qualifying employer securities" within the meaning of Section 4975(e)(8) of the Code for the Borrower.

               10. The consideration paid by the Borrower for the Shares purchased with proceeds of the Term Loan will not exceed "adequate consideration" as defined in Section 3(18) of ERISA. No purchases of shares of Holding Company Stock have been made by the Borrower from a person who is a "party in interest" or a "disqualified person" as such terms are defined in
Section 3(14) of ERISA and Section 4975(e)(2) of the Code, respectively, in which purchases the Borrower was charged any "commission" as defined in Department of Labor regulation 29 C.F.R. Section 2550.408e-(e).

               11. The authorized capital stock of the Holding Company consists of 40,000,000 shares of common stock, par value $.01 per share, of which _______________ shares are issued and outstanding as of the date hereof and 10,000,000 shares of serial preferred stock, par value $.01 per share, none of which are issued and outstanding as of the date hereof. All shares of capital stock of the Holding Company outstanding on the date hereof are validly issued, fully paid and nonassessable.

               12. The transactions contemplated by the Amended Documents do not violate Regulation T or Regulation U promulgated by the Board of Governors of the Federal Reserve System and are exempt from the provisions of Regulation G promulgated by the Board of Governors of the Federal Reserve System, except for Section Section 207.3(a) and 207.3(o) thereof.

                               Very truly yours,



                               _____________________________
                               Clifford M. Sladnick